Exhibit 99.2
Acquisition of TierOne Investor Presentation May 18, 2007

Legal Notices This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between CapitalSource and TierOne, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of CapitalSource and TierOne may not be integrated successfully or such integration may take longer to accomplish than expected; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained or if obtained may not be on the proposed terms and schedule; TierOne's stockholders may not approve the merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in CapitalSource's 2006 Annual Report on Form 10-K, TierOne's 2006 Annual Report on Form 10-K, and documents subsequently filed by CapitalSource and TierOne with the Securities and Exchange Commission. All forward-looking statements included in this news release are based on information available at the time of the release. CapitalSource and TierOne are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements, whether as a result of new information, future events or otherwise. CapitalSource Inc. intends to file with the SEC a registration statement that will include the proxy statement/prospectus of TierOne and other relevant documents to be mailed to security holders in connection with the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CAPITALSOURCE, TIERONE AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of TierOne seeking approval of the proposed transaction. Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. In addition, a copy of the proxy statement/prospectus (when it becomes available) may be obtained free of charge by directing a request to CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attention: Tony Skarupa, Vice President, Finance, CapitalSource; or by directing a request to TierOne Corporation, 1235 N Street, Lincoln, Nebraska 68508, Attention: Edward J. Swotek, Senior Vice President, Investor Relations Department. This document is not a solicitation of a proxy from any security holder of TierOne or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. TierOne, its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding TierOne's directors and executive officers is available in the proxy statement filed with the SEC by TierOne on March 30, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Conference Call Participants

John K. Delaney, Chairman & CEO - CapitalSource Inc.

Thomas A. Fink, SVP-Finance & CFO - CapitalSource Inc.

Brian Graham, SVP-Investments & External Affairs - CapitalSource Inc.

Gilbert G. Lundstrom, Chairman & CEO - TierOne Corporation

James A. Laphen, President & COO – TierOne Corporation

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Acquisition of TierOne – Investor Presentation
May 18, 2007

Transaction Summary CapitalSource announces the acquisition of TierOne Corporation Lincoln, Nebraska-based thrift with a Midwest community banking franchise $3.4 billion of assets principally funded with core deposits Acquisition is consistent with our stated strategic priority to diversify both sides of the balance sheet Obtains meaningful, high-quality deposit-based funding Significant acceleration of the existing depository plan Core retail deposits Positive impact on profitability and stability of CapitalSource Adds community banking asset generation Expands opportunities for new loan product growth

CapitalSource + TierOne = A Rare Combination

- **CapitalSource has a "Best-in-Class" asset platform**
  - Robust direct origination engine
  - Deep industry expertise
  - Diversified, balanced lending businesses
  - Strong credit performance
- **CapitalSource has a strong and diversified funding platform**
  - Premier brand in the capital markets
  - Investment grade ratings
- **TierOne is an attractive complement to CapitalSource**
  - Community banking franchise enhances asset origination platform
  - Core deposit based funding strengthens funding platform and increases asset growth opportunities

With this transaction, CapitalSource combines a "Best-in-Class" asset platform with a "Best-in-Class" funding platform… **a Rare Combination**

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Acquisition of TierOne – Investor Presentation
May 18, 2007

Summary Transaction Terms Price Per Share (1) $34.46 Aggregate Value (1) (2) $652 million Consideration For each share of TierOne: $6.80 in cash; 0.675 shares of CapitalSource; and If CapitalSource share price is: <= $25.1852: 0.405 shares of CapitalSource > $25.1852: $10.20, payable in cash or shares, at TierOne shareholders' election Tax Treatment Tax-free to TierOne shareholders receiving stock Subsidiary Bank Operations Bank and TierOne executive offices to continue to be headquartered in Lincoln, Nebraska Board of Directors TierOne CEO to serve on CapitalSource Board of Directors Required Approvals Regulators - OTS, FDIC Shareholders of TierOne Expected Closing 4Q 2007 (1) Based on CapitalSource share price of $25.86 on May 17, 2007. (2) Includes 18,053,702 shares outstanding as of May 8, 2007 and 1,818,626 options with an average strike price of $17.92 as of December 31, 2006.

Source: SNL Datasource and company filings. Note: MSA branch and deposit data as of June 30, 2006. Loan and deposit mix data as of March 31, 2007. Overview of TierOne TierOne Branch Network TierOne Loan Mix TierOne Deposit Mix Note: Percentages based on gross loans of $3.6 billion as of March 31, 2007. # of Branches Total Branch Deposits Average Branch Deposits Nebraska 59 $1,786 million $31 million Iowa 9 $227 million $26 million Kansas 1 $22 million $22 million Branch and Deposit Distribution by State $ in millions Prime Single Family Residential Commercial Real Estate Residential Construction Commercial Construction Consumer Business Other 0.1241 0.2793 0.1989 0.1491 0.1111 0.0618 0.0757 Total: $3.0 billion (net) Total: $2.2 billion Interest Bearing Checking Non-interest Bearing Checking Savings Money Market CDs > $100K CDs < $100K 0.165532258 0.066536697 0.021356706 0.198816879 0.138335271 0.409422188 TierOne Branch

Why TierOne Chose CapitalSource TierOne views CapitalSource as a unique and attractive partner Based on its due diligence, TierOne views CapitalSource as a high quality business The strengths of TierOne complement the strengths of CapitalSource, with very little overlap of capabilities Together, the two companies will be stronger than ever For TierOne, it will be "business as usual" Transaction allows TierOne and its employees to preserve and extend the local identity of the bank and its focus on the communities it serves Deposit gathering capabilities will significantly expand CapitalSource's platform, which will benefit TierOne customers and shareholders

TierOne Is a High Performing Bank Franchise Source: Company filings and SNL Datasource. Data as of quarter ended March 31, 2007. (1) Defined as thrifts between $1.0bn and $5.0bn in assets with ROAA>0.50%.

Transaction Multiples In Line with Precedents Source: Thomson One, SEC Filings and FactSet. Note: Market data as of May 17, 2007. Financial data as of March 31, 2007. (1) TierOne core deposits exclude $297.5 million of jumbo certificates of deposits. (2) Includes bank and thrift acquisitions in Colorado, Kansas, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota and Wyoming since 2003. (3) Includes thrift precedents since 2003 with deal value between $300 million and $1,000 million.

Attractive, Stable Pro Forma Balance Sheet Secured Facilities Secured Term Debt Unsecured Debt Convertible Debt Trust Perferred Equity 0.31 0.33 0.05 0.06 0.05 0.21 CapitalSource: Funding Mix Pro Forma Funding Mix Secured Facilities Secured Term Debt FHLB Unsecured Debt Deposits Convertible Debt Trust Preferred Equity 0.23 0.25 0.07 0.04 0.16 0.04 0.04 0.18 Note: Data as of March 31, 2007. Secured Facilities Secured Term Debt FHLB Unsecured Debt Deposits Convertible Debt Trust Preferred Equity 0.153 0.15 0.045 0.026 0.113 0.029 0.025 0.135

Financial Impact of Transaction Reaffirm $2.40 per share 2007 dividend guidance IRR on investment >15% Transaction results in approximately $400 million of capital efficiency over initial 5 years Modestly accretive to tangible book value per share Pace of balance sheet efficiency realization governs near term effect on adjusted EPS Accretive to adjusted EPS within 2009 Likely modestly dilutive to adjusted EPS in 2008

Integration Plan Focused team to be led by Brian Graham (CapitalSource SVP) with members drawn from senior leadership of both firms Lower than typical execution risk Bank headquarters will stay in place Bank management will stay in place Bank board will stay in place Transaction not dependent on uncertain cost synergies; value creation driven by reduction of funding CapitalSource intends to retain the retail banking business intact Key integration priorities Regulatory approvals Finance/tax integration National lending platform coordination

Transaction Rationale Enhanced Profitability Incremental Loan Growth Opportunities Enhanced Balance Sheet Stability Shareholder Value Creation Bank Franchise/ Deposit Funding

Deposit Funding Is Less Expensive and More Stable Source: Federal Reserve and Yield Book.

Deposit Funding Offers Lower Cost of Funds for CapitalSource Source: TierOne and CapitalSource filings. (1) Includes non-interest bearing deposits. 2004 2005 2006 = 2.01% = 1.54% Avg. Current

Deposit Funding Will Enhance Profitability (Illustrative Economics) Source: CapitalSource management estimates. All values are illustrative Note: Assumes LIBOR of 5.35%. (1) Assumes pre-tax Net Interest Spread of 20 basis points. (2) Excludes credit costs and operating expenses.

Value Creation 1st Qtr TONE 16 Select Thrift Median (1) 7 Regional Banks (2) 7 CSE 25 UCFC 3.01 ABCW 3.05 FPFC 3.1 BRKL 3.2 WSFS 3.21 BHLB 3.24 CTZN 3.26 FFCH 3.33 WFBC 3.41 PBNY 3.42 FDEF 3.58 TONE 3.93 PFB 3.96 CSE 4.69 Net Interest Margin Return on Average Assets 1st Qtr TONE 1.11 Select Thrift Median (1) 0.84 Regional Banks (2) 1.09 CSE 3.02 CSE 2.98 1st Qtr TONE 3.93 Select Thrift Median (1) 3.2 Regional Banks (2) 3.45 CSE 4.69 UCFC 3.01 ABCW 3.05 FPFC 3.1 BRKL 3.2 WSFS 3.21 BHLB 3.24 CTZN 3.26 FFCH 3.33 WFBC 3.41 PBNY 3.42 FDEF 3.58 TONE 3.93 PFB 3.96 CSE 4.69 Return on Average Common Equity EPS Growth Source: Company filings and SNL Datasource. Note: Financial data for the quarter ended March 31, 2007. (1) Defined as thrifts between $1.0bn and $5.0bn in assets with ROAA>0.50%.EPS growth is 2002-2006 CAGR except for CSE which represents 2004-2006 GAAP growth. (2) Defined as US banks and thrifts between $10bn and $25bn. 1st Qtr TONE 10.5 Select Thrift Median (1) 8.12 Regional Banks (2) 12.3 CSE 21.1 CSE 2.98

Value Creation: Comparative Valuation Bank Comparables CapitalSource trades at 37% discount to comparable bank P/E's CapitalSource trades at 31% discount to blended comparable finance company dividend yields 1st Qtr TONE 11.3 Select Thrift Median (1) 15.3 Regional Banks (2) 14.9 CSE 9.5 CSE 2.98 Source: Company filings and SNL Datasource. CapitalSource analysis. Financial data for the quarter ended March 31, 2007. Analysis is no guarantee of future stock performance. (1) Defined as thrifts between $1.0bn and $5.0bn in assets with ROAA>0.50%. (2) Defined as US banks and thrifts between $10.0bn and $25.0bn. (3) Based on May 16, 2007 closing stock prices and consensus 2007 dividend estimates for comparable companies. For c-corporations with low dividend yields, payout ratio of 85% is assumed.